OPPENHEIMER GLOBAL GROWTH & INCOME FUND
Annual Report September 30, 1996

[PHOTO]

"We need our
money to grow
because we have
long-term
goals. But we
know stocks
can have ups
and downs."

[OPPENHEIMERFUNDS LOGO]

                                      NEWS

                               BEAT THE AVERAGES

Cumulative Total Return for the
3-Year Period Ended 9/30/96:

Oppenheimer Global Growth
& Income Fund
Class A (at net asset value)(1)

38.68%

Lipper Global Flexible Portfolio Funds Average for 18 Funds for the 3-Year Period Ended 9/30/96(3)

27.01%

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE ADVANTAGE OF OPPORTUNITIES WORLDWIDE BUT NEED TO REDUCE THE EFFECT OF SHORT-TERM MARKET FLUCTUATIONS.

HOW YOUR FUND IS MANAGED

Oppenheimer Global Growth & Income Fund seeks to take advantage of long-term growth opportunities worldwide while trying to limit short-term market risks. To seek its growth objective, the Fund invests in stocks using a focused global theme approach to identify companies and countries that meet its criteria. At the same time, the Fund invests part of its portfolio in bonds and dividend-producing stocks to use current income to seek to moderate the effects of market volatility.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 13.28% for Class A shares and 12.45% for Class C shares. Cumulative total return at net asset value for Class B shares since inception on 10/10/95 was 14.33%.(1)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year period ended 9/30/96 and since inception on 10/22/90 were 6.76%, 9.21% and 9.73%, respectively. For Class B shares, cumulative total return since inception on 10/10/95 was 9.33%. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 12/1/93 were 11.45% and 9.34%, respectively.(2)

OUTLOOK

"We believe the outlook for the Fund is very positive. The Fund is well-positioned to take advantage of expanding economies around the world. We are invested in strong companies with very good, long-term growth potential."

                                               Frank Jennings, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 10/22/90 (inception of class), after deducting the maximum initial sales charge of 5.75%. Class B returns show results of a hypothetical investment on 10/10/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5%. Class C returns show results of hypothetical investments on 9/30/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Global Growth & Income Fund is characterized by Lipper as a global flexible portfolio fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer Global Growth & Income Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund


DEAR SHAREHOLDER,

While most of the world's markets have lagged the amazing growth of domestic stocks this year, we believe the time is right for them to catch up. This belief, coupled with the strong though at times unpredictable performance of the U.S. market over the period, makes a compelling case for global funds, which typically invest in a combination of domestic and foreign securities.

         Over the past six months, the U.S. stock market has shown investors just how resilient it can be. During this summer, the Dow declined nearly 10%, only to soar to record highs in the fall. As a result, stock valuations are now high, indicating that this bull market could be nearing the top of the mountain. However, due to solid corporate profits, low inflation, and stabilized interest rates, we remain optimistic that this market has enough strength to advance through 1997.

         While we've been pleased with earnings in the U.S. market, we believe now is the time to focus on good opportunities abroad. Why? Analysts estimate earnings in North America for 1996 will be up about 8% by the end of this year. Across the rest of the globe, however, they predict corporate earnings will increase by almost 40%, with the potential for an additional 17% gain in 1997. In fact, particularly in Europe, we're seeing a trend in corporate restructuring, including downsizing, outsourcing and spinoffs.

         As for economic growth in developing countries, Brazil has emerged as a dominant player in 1996, and we believe it has great potential for the coming years. In general, the spending power of the population in developing countries keeps growing. For the first time, a substantial number of individuals are buying consumer products, including motorcycles, TVs and cars.

         Additionally, there has been a turnabout in Japan. After a five-year recession, the Japanese economy recently began to recover, unearthing numerous investment opportunities. Furthermore, around the world, there has been a significant move toward capitalism. Right now, the wealth of the world is built on the combined spending power of 700 million people. However, as the 4.5 billion people who live in developing countries become more capitalistic, we will undoubtedly see a chain reaction which may revitalize a number of industries that cater to the consumer.

         Despite this pickup in global economic growth, inflation has remained low. Moreover, many European governments are now concentrating on balancing their budgets in anticipation of a European monetary union. So, it is reasonable to expect global interest rates to remain low into 1997. In the end, all these changes bode well for global stock markets and economies.

         Because investing abroad involves greater risk and expenses, including political and economic uncertainties, currency rate fluctuations and liquidity restrictions, it should be undertaken with a long-term approach in mind. That said, we're confident that by diversifying your investments throughout the world, you should be well positioned to participate in any economic environment.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL
--------------------------
Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Global Growth & Income Fund

Q  WHAT AREAS ARE YOU CURRENTLY TARGETING?

Q + A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The past six months have been difficult for global markets in general. Many uncertainties around the world led to increased volatility in the market, which was reflected in the Fund's performance over the past year. Because Oppenheimer Global Growth & Income Fund has a more growth-oriented portfolio than many of its peers, performance was hurt by the decline in the U.S. stock market during June and July. However, as a result of the subsequent rebound of the market, the Fund's performance improved.

[PHOTO]

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Before last summer's domestic market decline, bonds encountered difficult times, as interest rates climbed from 6 to 7.5%, resulting in a dramatic drop in the prices of outstanding issues. However, since the Fund was mainly focused on equities during this time, our performance didn't suffer as significantly as did many similar funds with higher concentration in bonds. This helped us to begin moving ahead of the competition.

[PHOTO]

      In addition to our advantageous positioning with respect to bonds, we had several good stock picks, with pure growth stocks performing the best. Increased consumer spending power has pushed up the stock prices of companies producing and distributing luxury goods, and this trend has also been reflected in the areas of consumer throwaways, such as ball point pens and stockings.(1)

DID ANY INVESTMENTS NOT PERFORM AS YOU'D EXPECTED?

We were hurt by the weak performance of many Japanese and other Far East stocks this year. In retrospect, the decline of these markets clearly resulted from fears of global

1. The Fund's portfolio is subject to change.

4  Oppenheimer Global Growth & Income Fund

FACING PAGE
Top left: Frank Jennings, Portfolio Manager

Top right: Bill Wilby, Senior VP,
Director of Global Investments

Bottom: Robert Doll, Executive VP,
Director of Equity Investments

THIS PAGE
Top: George Evans, Member
of Global Investments Team

Bottom: Shanquan Li, Member
of Global Investments Team


A  WE BELIEVE THAT THE MEDICAL TECHNOLOGY AREA HOLDS A GREAT DEAL OF POTENTIAL.


credit tightening, which drove up interest rates in several of these countries. Also, foreign investments subject the Fund to greater expenses and risks, such as currency fluctuations.

      In addition, the Fund's telecommunications stocks were somewhat disappointing. As a result, we are moving the portfolio away from companies which supply telecommunications services. While the increased demand for such services is remarkable, growing competition in the industry has lowered profits.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We will continue to emphasize investments in the following themes: technology, communications, health care, natural resources, infrastructure and restructuring. We believe that the medical technology area, particularly surgical instruments, holds a great deal of potential due to the surge to develop new technologies that will minimize hospital stays, as well as increase surgical precision.

[PHOTO]

      Also, we continue to look at pharmaceutical and biotechnology companies. Although hit hard during the decline of the U.S. stock market this summer, these sectors have since begun to rebound--and are now considered true bargains. With the massive amount of research to find cures or treatments for a multitude of diseases, we feel our investments in these types of companies will benefit as discoveries are announced and come to market.

[PHOTO]

      Another favorite investment theme, consumer non-cyclicals, targets the middle class. Since their numbers are growing substantially, we're interested in companies that directly affect middle-class consumers, such as popular name brand apparel franchises and soft drinks.

WHAT IS THE OUTLOOK FOR THE FUND?

We believe the outlook for the Fund is very positive. The Fund is well-positioned to take advantage of expanding economies around the world. We are invested in strong companies with very good, long-term growth potential. At this point, we still believe stocks remain more attractive than bonds, particularly growth stocks, although we do expect the bond markets to continue to improve.


5  Oppenheimer Global Growth & Income Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                            7
STATEMENT OF ASSETS AND LIABILITIES                11
STATEMENT OF OPERATIONS                            12
STATEMENTS OF CHANGES IN NET ASSETS                13
FINANCIAL HIGHLIGHTS                               14
NOTES TO FINANCIAL STATEMENTS                      16
INDEPENDENT AUDITORS' REPORT                       20
FEDERAL INCOME TAX INFORMATION                     21



6  Oppenheimer Global Growth & Income Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                       FACE               MARKET VALUE
                                                                                       AMOUNT(1)          SEE NOTE 1
======================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--4.3%
----------------------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds, STRIPS, Zero Coupon:
        7.467%, 11/15/18(2)                                                        $    5,000,000          $ 1,032,349
        7.265%, 11/15/22(2)                                                             8,000,000            1,260,744
        7.41%, 11/15/22(2)                                                              7,000,000            1,103,151
        7.467%, 8/15/20(2)                                                              7,000,000            1,275,736
        7.377%, 8/15/22(2)                                                              8,000,000            1,280,055
        7.305%, 8/15/23(2)                                                              7,000,000            1,062,572
                                                                                                           -----------
        Total U.S. Government Obligations (Cost $6,731,653)                                                  7,014,607

======================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--6.9%
----------------------------------------------------------------------------------------------------------------------
        Argentina (Republic of) Past Due Interest Bonds, Series L, 6.625%,
        3/31/05(3)                                                                      1,470,000            1,232,963
        --------------------------------------------------------------------------------------------------------------
        Bonos de la Tesoreria de la Federacion, Zero Coupon:
        36.915%, 4/3/97(2) (MXP)                                                       31,320,000            3,637,259
        31.237%, 4/30/97(2) (MXP)                                                      15,000,000            1,710,691
        --------------------------------------------------------------------------------------------------------------
        Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
        10.30%, 6/15/02 (ESP)                                                         150,000,000            1,315,369
        --------------------------------------------------------------------------------------------------------------
        Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
        Series B, 6.50%, 3/31/07(3)                                                     4,000,000            3,372,500
                                                                                                           -----------
        Total Foreign Government Obligations (Cost $9,676,831)                                              11,268,782

======================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--6.2%
----------------------------------------------------------------------------------------------------------------------
        AMC Entertainment, Inc., 12.625% Sr. Sub. Gtd. Nts., 8/1/02                       500,000              544,375
        --------------------------------------------------------------------------------------------------------------
        Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                       316,000              346,810
        --------------------------------------------------------------------------------------------------------------
        Chiquita Brands International, Inc., 9.625% Sr. Nts., 1/15/04                     500,000              510,000
        --------------------------------------------------------------------------------------------------------------
        Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                                         1,000,000            1,002,500
        --------------------------------------------------------------------------------------------------------------
        Grand Union Co., 12% Sr. Nts., 9/1/04                                           2,000,000            2,027,500
        --------------------------------------------------------------------------------------------------------------
        Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04           500,000              547,500
        --------------------------------------------------------------------------------------------------------------
        Matahari International Finance Co. BV, 11.25% Gtd. Nts., 3/15/01                  500,000              540,000
        --------------------------------------------------------------------------------------------------------------
        OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02                           500,000              552,500
        --------------------------------------------------------------------------------------------------------------
        Oryx Energy Co., 10% Debs., 4/1/01                                              1,000,000            1,087,763
        --------------------------------------------------------------------------------------------------------------
        Rabobank Nederland, 10.375% Debs., 6/21/00 (ITL)                            1,500,000,000            1,065,586
        --------------------------------------------------------------------------------------------------------------
        Sequa Corp., 9.375% Sr. Sub. Nts., 12/15/03                                     1,000,000              987,500
        --------------------------------------------------------------------------------------------------------------
        Tultex Corp., 10.625% Sr. Gtd. Nts., 3/15/05(4)                                 1,000,000            1,057,500
                                                                                                           -----------
        Total Non-Convertible Corporate Bonds and Notes (Cost $10,019,601)                                  10,269,534

                                                                                       SHARES
======================================================================================================================
COMMON STOCKS--78.7%
----------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--4.9%
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.3%
        Freeport-McMoRan Resource Partners, LP                                            200,000            3,775,000
----------------------------------------------------------------------------------------------------------------------
METALS--2.6%
        Cia de Minas Buenaventura SA, Series A                                            465,000            4,186,783
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--16.0%
----------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.3%
        IRSA Inversiones y Representaciones, SA                                           406,002            1,185,678
        --------------------------------------------------------------------------------------------------------------
        Porsche AG, Preference(5)                                                          11,000            7,521,972
                                                                                                           -----------
                                                                                                             8,707,650

7  Oppenheimer Global Growth & Income Fund

                                                                                                           MARKET VALUE
                                                                                       SHARES              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
MEDIA--2.2%
        Viacom, Inc., Cl. B(5)                                                            100,000           $3,550,000
----------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.8%
        Galeries Lafayette(5)                                                               6,030            1,747,809
        --------------------------------------------------------------------------------------------------------------
        Trade House GUM, Sponsored ADR(5)                                                  30,000            1,170,000
                                                                                                           -----------
                                                                                                             2,917,809

----------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--6.7%
        Reebok International Ltd.                                                          90,000            3,127,500
        --------------------------------------------------------------------------------------------------------------
        Wella AG                                                                            8,000            4,830,636
        --------------------------------------------------------------------------------------------------------------
        Wolford AG                                                                         12,000            3,064,266
                                                                                                           -----------
                                                                                                            11,022,402

----------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--11.1%
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--5.9%
        Allied Domecq PLC                                                                 700,000            4,902,819
        --------------------------------------------------------------------------------------------------------------
        Remy Cointreau                                                                    126,400            3,193,520
        --------------------------------------------------------------------------------------------------------------
        Serm Suk Public Co. Ltd.                                                           50,000            1,534,377
                                                                                                           -----------
                                                                                                             9,630,716

----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.4%
        Amgen, Inc.(5)                                                                     20,000            1,262,500
        --------------------------------------------------------------------------------------------------------------
        Genzyme Corp.(5)                                                                  150,000            3,825,000
        --------------------------------------------------------------------------------------------------------------
        Neurogen Corp.(5)                                                                  20,000              505,000
                                                                                                           -----------
                                                                                                             5,592,500

----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.8%
        United States Surgical Corp.                                                       70,000            2,975,000
----------------------------------------------------------------------------------------------------------------------
ENERGY--1.4%
----------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.4%
        Lukoil Oil Co., Sponsored ADR                                                      33,200            1,210,947
        --------------------------------------------------------------------------------------------------------------
        Petroleo Brasileiro SA, Preference                                             10,000,000            1,145,886
                                                                                                           -----------
                                                                                                             2,356,833

----------------------------------------------------------------------------------------------------------------------
FINANCIAL--10.1%
----------------------------------------------------------------------------------------------------------------------
BANKS--3.3%
        Banco Bradesco SA, Preference                                                 334,618,073            2,834,791
        --------------------------------------------------------------------------------------------------------------
        Grupo Financiero Banorte SA de CV, Series B                                       700,000              743,574
        --------------------------------------------------------------------------------------------------------------
        Industrial Credit & Investment Corp. of India Ltd. (The), GDR(5) (6)              162,500            1,807,812
                                                                                                           -----------
                                                                                                             5,386,177

----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.7%
        Cie Financiere de Paribas, Series A                                                80,000            5,146,039
        --------------------------------------------------------------------------------------------------------------
        Hopewell Holdings Ltd.                                                          9,000,000            5,091,802
        --------------------------------------------------------------------------------------------------------------
        Taubman Centers, Inc.                                                              75,000              834,375
                                                                                                           -----------
                                                                                                            11,072,216

----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.1%
        Marschollek, Lautenschlaeger und Partner AG                                         1,000              137,681
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--5.0%
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.3%
        FORE Systems, Inc.(5)                                                              20,000              827,500
        --------------------------------------------------------------------------------------------------------------
        Weg SA, Preference                                                              2,846,000            1,337,925
                                                                                                           -----------
                                                                                                             2,165,425

8  Oppenheimer Global Growth & Income Fund

                                                                                                           MARKET VALUE
                                                                                       SHARES              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.5%
        Adecco SA                                                                           1,490          $   410,075
        --------------------------------------------------------------------------------------------------------------
        Intelligroup, Inc.(5)                                                              28,000              388,500
                                                                                                           -----------
                                                                                                               798,575

----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.8%
        Berkshire Hathaway, Inc., Cl. A(5)                                                     10              321,500
        --------------------------------------------------------------------------------------------------------------
        Bic Corp.                                                                          20,000            2,627,270
                                                                                                           -----------
                                                                                                             2,948,770
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%
        Sea Containers Ltd., Cl. A                                                        120,000            2,355,000
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--30.2%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.7%
        Rolls-Royce PLC                                                                 1,200,000            4,490,957
----------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.9%
        QUALCOMM, Inc.(5)                                                                 150,000            6,375,000
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--13.6%
        Cap Gemini SA(5)                                                                   75,000            3,284,088
        --------------------------------------------------------------------------------------------------------------
        Ines Corp.                                                                        290,000            5,233,669
        --------------------------------------------------------------------------------------------------------------
        Nintendo Co. Ltd.                                                                 110,000            7,061,727
        --------------------------------------------------------------------------------------------------------------
        PLATINUM Technology, Inc.(5)                                                      200,000            2,525,000
        --------------------------------------------------------------------------------------------------------------
        SAP AG, Preference                                                                 25,000            4,195,992
                                                                                                           -----------
                                                                                                            22,300,476

----------------------------------------------------------------------------------------------------------------------
ELECTRONICS--10.0%
        Burr-Brown Corp.(5)                                                                75,000            1,500,000
        --------------------------------------------------------------------------------------------------------------
        Coherent, Inc.(5)                                                                 170,000            5,992,500
        --------------------------------------------------------------------------------------------------------------
        National Semiconductor Corp.(5)                                                   360,000            7,245,000
        --------------------------------------------------------------------------------------------------------------
        Texas Instruments, Inc.                                                            30,000            1,653,750
                                                                                                           -----------
                                                                                                            16,391,250

----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--0.0%
        Millicom, Inc.(5)                                                                  15,500                   --
                                                                                                           -----------
        Total Common Stocks (Cost $124,601,241)                                                            129,136,220

======================================================================================================================
PREFERRED STOCKS--0.8%
----------------------------------------------------------------------------------------------------------------------
        Marschollek, Lautenschlaeger und Partner-VO, Non-vtg.
        Preferred Stock (Cost $626,533)                                                    10,000            1,258,798

======================================================================================================================
OTHER SECURITIES--2.4%
----------------------------------------------------------------------------------------------------------------------
        U.S. Surgical Corp., $2.20 Depositary Shares representing
        one-fiftieth share of Series A Preferred Stock (Cost $2,823,941)                   95,000            3,930,625

                                                                                       UNITS
======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------------
        American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                          3,875                   --



9  Oppenheimer Global Growth & Income Fund

                                                                                       FACE                MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
======================================================================================================================
REPURCHASE AGREEMENT--1.1%
----------------------------------------------------------------------------------------------------------------------
        Repurchase agreement with Zion First National Bank, 5.62%, dated 9/30/96, to be repurchased at $1,800,281 on 10/1/96, collateralized by U.S. Treasury Nts., 5.75%--8.875%, 5/15/97--8/15/04,
        with a value of $1,837,008 (Cost $1,800,000)                                   $1,800,000         $  1,800,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $156,279,800)                                             100.4%         164,678,566
----------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (0.4)            (627,834)
                                                                                       ----------         ------------
NET ASSETS                                                                                  100.0%        $164,050,732
                                                                                       ==========         ============

        Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

        COUNTRY                                                                      MARKET VALUE              PERCENT
        --------------------------------------------------------------------------------------------------------------
        United States                                                                 $70,447,304                 42.8%
        --------------------------------------------------------------------------------------------------------------
        Germany                                                                        17,945,078                 10.9
        --------------------------------------------------------------------------------------------------------------
        France                                                                         15,998,726                  9.7
        --------------------------------------------------------------------------------------------------------------
        Japan                                                                          12,295,397                  7.5
        --------------------------------------------------------------------------------------------------------------
        Great Britain                                                                   9,393,776                  5.7
        --------------------------------------------------------------------------------------------------------------
        Mexico                                                                          6,091,525                  3.7
        --------------------------------------------------------------------------------------------------------------
        Brazil                                                                          5,318,602                  3.2
        --------------------------------------------------------------------------------------------------------------
        Hong Kong                                                                       5,091,802                  3.1
        --------------------------------------------------------------------------------------------------------------
        Peru                                                                            4,186,783                  2.5
        --------------------------------------------------------------------------------------------------------------
        Venezuela                                                                       3,372,500                  2.0
        --------------------------------------------------------------------------------------------------------------
        Austria                                                                         3,064,266                  1.9
        --------------------------------------------------------------------------------------------------------------
        Argentina                                                                       2,418,640                  1.5
        --------------------------------------------------------------------------------------------------------------
        Russia                                                                          2,380,947                  1.4
        --------------------------------------------------------------------------------------------------------------
        India                                                                           1,807,813                  1.1
        --------------------------------------------------------------------------------------------------------------
        The Netherlands                                                                 1,605,586                  1.0
        --------------------------------------------------------------------------------------------------------------
        Thailand                                                                        1,534,377                  0.9
        --------------------------------------------------------------------------------------------------------------
        Spain                                                                           1,315,369                  0.8
        --------------------------------------------------------------------------------------------------------------
        Switzerland                                                                       410,075                  0.2
                                                                                     ------------                -----
        Total                                                                        $164,678,566                100.0%
                                                                                     ============                =====

        1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
           ESP -- Spanish Peseta    MXP -- Mexican Peso
           ITL -- Italian Lira

        2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        3. Represents the current interest rate for a variable rate security.

        4. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

        5. Non-income producing security.

        6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. This security amounts to $1,807,812 or 1.10% of the Fund's net assets, at September 30, 1996.


        See accompanying Notes to Financial Statements.


10  Oppenheimer Global Growth & Income Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

======================================================================================================================
ASSETS
        Investments, at value (cost $156,279,800)--see accompanying statement                             $164,678,566
        --------------------------------------------------------------------------------------------------------------
        Cash                                                                                                   187,281
        --------------------------------------------------------------------------------------------------------------
        Unrealized appreciation on forward foreign currency exchange contracts--Note 5                         502,455
        --------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                     1,910,336
        Interest, dividends and principal paydowns                                                             756,080
        Closed forward foreign currency exchange contracts                                                     624,788
        Shares of beneficial interest sold                                                                      96,778
        --------------------------------------------------------------------------------------------------------------
        Other                                                                                                    6,362
                                                                                                           -----------
        Total assets                                                                                       168,762,646

======================================================================================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency exchange contracts--Note 5                             125
        --------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased                                                                                3,622,276
        Shares of beneficial interest redeemed                                                                 466,786
        Closed forward foreign currency exchange contracts                                                     300,961
        Distribution and service plan fees                                                                      96,131
        Trustees' fees                                                                                          64,399
        Transfer and shareholder servicing agent fees                                                           16,583
        Other                                                                                                  144,653
                                                                                                           -----------
        Total liabilities                                                                                    4,711,914

======================================================================================================================
NET ASSETS                                                                                                $164,050,732
                                                                                                          ============

======================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                   $141,204,705
        --------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                  (82,568)
        --------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investments and foreign currency transactions                      14,010,713
        --------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation
        of assets and liabilities denominated in foreign currencies                                          8,917,882
                                                                                                          ------------
        Net assets                                                                                        $164,050,732
                                                                                                          ============

======================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net
        assets of $120,213,516 and 7,695,121 shares of beneficial interest outstanding)                         $15.62
        Maximum offering price per share (net asset value plus sales
        charge of 5.75% of offering price)                                                                      $16.57

        --------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $8,131,241 and 522,313 shares of beneficial interest outstanding)                         $15.57

        --------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $35,705,975 and 2,296,829 shares of beneficial interest outstanding)                      $15.55

        See accompanying Notes to Financial Statements.

11  Oppenheimer Global Growth & Income Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

======================================================================================================================
INVESTMENT INCOME
        Interest (net of foreign withholding taxes of $16,179)                                             $ 4,181,335
        --------------------------------------------------------------------------------------------------------------
        Dividends (net of foreign withholding taxes of $40,875)                                              1,905,491
                                                                                                           -----------
        Total income                                                                                         6,086,826

======================================================================================================================
EXPENSES
        Management fees--Note 4                                                                              1,202,416
        --------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                279,012
        Class B                                                                                                 36,930
        Class C                                                                                                313,921
        --------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                  331,590
        --------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                    146,065
        --------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                            132,439
        --------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses--Note 1                                                                     46,472
        --------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                 25,120
        --------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                  2,944
        Class B                                                                                                  2,685
        Class C                                                                                                  1,528
        --------------------------------------------------------------------------------------------------------------
        Other                                                                                                   26,826
                                                                                                           -----------
        Total expenses                                                                                       2,547,948

======================================================================================================================
NET INVESTMENT INCOME                                                                                        3,538,878

======================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments                                                                                         19,555,753
        Foreign currency transactions                                                                       (1,415,230)
                                                                                                           -----------
        Net realized gain                                                                                   18,140,523
        --------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                         (1,271,146)
        Translation of assets and liabilities denominated in foreign currencies                             (2,016,174)
                                                                                                           -----------
        Net change                                                                                          (3,287,320)
                                                                                                           -----------
        Net realized and unrealized gain                                                                    14,853,203

======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $18,392,081
                                                                                                           ===========

        See accompanying Notes to Financial Statements.

12  Oppenheimer Global Growth & Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                                       1996                 1995
======================================================================================================================
OPERATIONS
        Net investment income                                                        $  3,538,878         $  4,236,981
        --------------------------------------------------------------------------------------------------------------
        Net realized gain                                                              18,140,523            3,971,942
        --------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                          (3,287,320)           1,504,804
                                                                                     ------------         ------------
        Net increase in net assets resulting from operations                           18,392,081            9,713,727

======================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                        (3,012,171)          (3,285,784)
        Class B                                                                           (89,925)                  --
        Class C                                                                          (615,071)            (496,103)
        --------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain:
        Class A                                                                        (5,806,943)          (6,986,724)
        Class B                                                                           (48,484)                  --
        Class C                                                                        (1,559,313)          (1,095,339)

======================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                         1,387,903           (8,270,645)
        Class B                                                                         7,852,376                   --
        Class C                                                                         5,914,656           11,031,033

======================================================================================================================
NET ASSETS
        Total increase                                                                 22,415,109              610,165
        --------------------------------------------------------------------------------------------------------------
        Beginning of period                                                           141,635,623          141,025,458
                                                                                     ------------         ------------
        End of period [including undistributed (overdistributed) net
        investment income of $(82,568) and $182,347, respectively]                   $164,050,732         $141,635,623
                                                                                     ============         ============

        See accompanying Notes to Financial Statements.

13  Oppenheimer Global Growth & Income Fund

FINANCIAL HIGHLIGHTS


                                                        CLASS A
                                                        ------------------------

                                                        YEAR ENDED SEPTEMBER 30,
                                                        1996            1995
================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $14.98          $15.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .47             .45
Net realized and unrealized gain (loss)                     1.40             .54
                                                        --------        --------
Total income (loss) from investment operations              1.87             .99

--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.49)           (.40)
Distributions from net realized gain                        (.74)           (.82)
Total dividends and distributions to shareholders          (1.23)          (1.22)
--------------------------------------------------------------------------------
Net asset value, end of period                            $15.62          $14.98
                                                        ========        ========

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                        13.28%           7.43%

================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $120,214        $113,341
--------------------------------------------------------------------------------
Average net assets (in thousands)                       $115,186        $120,267
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       2.65%           3.09%
Expenses                                                    1.52%           1.63%
--------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 207.8%          135.2%
Average brokerage commission rate(6)                     $0.0004              --

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

14  Oppenheimer Global Growth & Income Fund

                             CLASS B         CLASS C
--------------------------    -------------   -----------------------------
                             PERIOD ENDED
                             SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
 1994       1993     1992    1996(2)         1996     1995       1994(1)
===========================================================================

   $14.09     $11.91     $12.43    $14.72     $14.92      $15.17     $14.85
---------------------------------------------------------------------------

      .33        .29        .26       .36        .35         .35        .22
     1.62       2.17       (.47)     1.63       1.40         .53        .87
   ------     ------     ------    ------     ------      ------     ------
     1.95       2.46       (.21)     1.99       1.75         .88       1.09

---------------------------------------------------------------------------

     (.35)      (.17)      (.28)     (.40)      (.38)       (.31)      (.29)
     (.48)      (.11)      (.03)     (.74)      (.74)       (.82)      (.48)
   ------     ------     ------    ------     ------      ------     ------
     (.83)      (.28)      (.31)    (1.14)     (1.12)      (1.13)      (.77)
---------------------------------------------------------------------------
   $15.21     $14.09     $11.91    $15.57     $15.55      $14.92     $15.17
   ======     ======     ======    ======     ======      ======     ======

===========================================================================
    13.96%     21.00%    (1.76)%    14.33%     12.45%       6.61%      7.41%

===========================================================================

 $124,017    $86,019    $49,735    $8,131    $35,706     $28,295    $17,008
---------------------------------------------------------------------------
 $117,164    $59,951    $37,116    $3,815    $31,371     $22,211     $7,896
---------------------------------------------------------------------------

     2.44%      2.68%      2.41%     1.64%(4)   1.87%       2.36%      1.85%(4)
     1.49%      1.56%      1.74%     2.28%(4)   2.28%       2.39%      2.44%(4)
---------------------------------------------------------------------------
     87.4%      90.6%      51.3%    207.8%     207.8%      135.2%      87.4%
       --         --         --   $0.0004    $0.0004          --         --



5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $306,553,668 and $296,763,170, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

15  Oppenheimer Global Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal while providing current income. The Fund invests primarily in common stocks and fixed income securities of U.S. and foreign companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

        ------------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        ------------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book
        Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        ------------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1996, a provision of $17,727 was made for the Fund's projected benefit obligations and payments of $1,214 were made to retired trustees, resulting in an accumulated liability of $45,115 at September 30, 1996.

        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.


16  Oppenheimer Global Growth & Income Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                              During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect an increase in overdistributed net investment income and an increase in accumulated net realized gain on investments of $7,719. In addition, to properly reflect foreign currency gain in the components of capital, $78,907 of foreign exchange loss determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        ------------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                     YEAR ENDED SEPTEMBER 30, 1996(1)           YEAR ENDED SEPTEMBER 30, 1995
                                                     -----------------------------------       --------------------------------
                                                       SHARES              AMOUNT              SHARES               AMOUNT
        -----------------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                               2,501,931        $ 37,638,075          2,855,688        $ 40,758,281
        Dividends and distributions reinvested               587,255           8,491,936            727,590           9,907,173
        Redeemed                                          (2,961,528)        (44,742,108)        (4,170,123)        (58,936,099)
                                                          ----------        ------------         ----------        ------------
        Net increase (decrease)                              127,658        $  1,387,903           (586,845)       $ (8,270,645)
                                                          ==========        ============         ==========        ============

        -----------------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                                 587,069        $  8,834,948                 --        $         --
        Dividends and distributions reinvested                 8,689             128,325                 --                  --
        Redeemed                                             (73,445)         (1,110,897)                --                  --
                                                          ----------        ------------         ----------        ------------
        Net increase                                         522,313        $  7,852,376                 --        $         --
                                                          ==========        ============         ==========        ============

        -----------------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                                 686,840        $ 10,288,855          1,026,146        $ 14,591,637
        Dividends and distributions reinvested               144,291           2,072,833            109,993           1,498,250
        Redeemed                                            (431,369)         (6,447,032)          (360,371)         (5,058,854)
                                                          ----------        ------------         ----------        ------------
        Net increase                                         399,762        $  5,914,656            775,768        $ 11,031,033
                                                          ==========        ============         ==========        ============

        1. For the year ended September 30, 1996 for Class A and Class C shares and for the period from October 10, 1995 (inception of offering) to September 30, 1996 for Class B shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At September 30, 1996, net unrealized appreciation on investments of $8,398,766 was composed of gross appreciation of $11,793,507, and gross depreciation of $3,394,741.

17  Oppenheimer Global Growth & Income Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% on net assets in excess of $2 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                              For the year ended September 30, 1996,
        commissions (sales charges paid by investors) on sales of Class A shares totaled $507,729, of which $171,752 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $245,232 and $83,332 of which $12,591 and $5,148, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $6,391 and $3,710, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $17,848 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                              The Fund has adopted a compensation type
        Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. OFDI retained $35,141 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $255,659 for Class B.

                              The Fund has adopted a reimbursement type
        Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $8,710 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $97,416 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $339,000 for Class C.

18  Oppenheimer Global Growth & Income Fund

================================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                              Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                         CONTRACT
                                    EXPIRATION           AMOUNT              VALUATION AS OF    UNREALIZED            UNREALIZED
CONTRACTS TO PURCHASE               DATE                 (000s)              SEPT. 30, 1996     APPRECIATION          DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
French Franc (FRF)                  10/31/96                183 FRF         $    35,460          $     --                   $  125
                                                                            ===========          --------                   ------

CONTRACTS TO SELL
----------------------------------------------------------------------------------------------------------------------------------
French Franc (FRF)                  10/11/96             40,384 FRF         $ 7,827,381          $154,435                   $   --
German Deutsche
Mark (DEM)                          10/15/96--1/21/97    17,665 DEM          11,651,980           348,020                       --
                                                                            -----------          --------                   ------
                                                                            $19,479,361           502,455                       --
                                                                            ===========          --------                   ------
Total Appreciation and Depreciation                                                              $502,455                   $  125
                                                                                                 ========                   ======



19  Oppenheimer Global Growth & Income Fund

INDEPENDENT AUDITORS' REPORT

================================================================================

        The Board of Trustees and Shareholders of Oppenheimer Global Growth & Income Fund:

        We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Growth & Income Fund as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.



        KPMG PEAT MARWICK LLP

        Denver, Colorado
        October 21, 1996

20  Oppenheimer Global Growth & Income Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================

        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                              Distributions of $0.9269, $0.9109 and $0.8969 per
        share were paid to Class A, Class B and Class C shareholders, respectively, on December 19, 1995, of which $0.7439 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                              None of the dividends paid by the Fund during the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction.

                              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


21  Oppenheimer Global Growth & Income Fund

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

================================================================================
OFFICERS AND TRUSTEES

        Leon Levy, Chairman of the Board of Trustees
        Donald W. Spiro, Vice Chairman of the Board of Trustees
        Bridget A. Macaskill, Trustee and President
        Robert G. Galli, Trustee
        Benjamin Lipstein, Trustee
        Elizabeth B. Moynihan, Trustee
        Kenneth A. Randall, Trustee
        Edward V. Regan, Trustee
        Russell S. Reynolds, Jr., Trustee
        Sidney M. Robbins, Trustee
        Pauline Trigere, Trustee
        Clayton K. Yeutter, Trustee
        Frank Jennings, Vice President
        George C. Bowen, Treasurer
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Andrew J. Donohue, Secretary
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
        OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
        The Bank of New York

================================================================================
INDEPENDENT AUDITORS
        KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

        Gordon Altman Butowsky Weitzen Shalov & Wein

        This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22  Oppenheimer Global Growth & Income Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS

        Global Emerging Growth Fund         Growth Fund
        Enterprise Fund(2)                  Global Fund
        International Growth Fund           Quest Global Value Fund
        Discovery Fund                      Disciplined Value Fund
        Quest Small Cap Value Fund          Oppenheimer Fund
        Gold & Special Minerals Fund        Value Stock Fund
        Target Fund                         Quest Value Fund

================================================================================
STOCK & BOND FUNDS

        Main Street Income & Growth Fund    Equity Income Fund
        Quest Opportunity Value Fund        Disciplined Allocation Fund
        Total Return Fund                   Asset Allocation Fund
        Quest Growth & Income Value Fund    Strategic Income & Growth Fund
        Global Growth & Income Fund         Bond Fund for Growth

================================================================================
BOND FUNDS

        International Bond Fund             Bond Fund
        High Yield Fund                     U.S. Government Trust
        Champion Income Fund                Limited-Term Government Fund
        Strategic Income Fund

================================================================================
MUNICIPAL FUNDS

        California Municipal Fund(3)        Insured Municipal Fund
        Florida Municipal Fund(3)           Intermediate Municipal Fund
        New Jersey Municipal Fund(3)
        New York Municipal Fund(3)          Rochester Division
        Pennsylvania Municipal Fund(3)      Rochester Fund Municipals
        Municipal Bond Fund                 Limited-Term New York Municipal Fund

================================================================================
MONEY MARKET FUNDS(4)

        Money Market Fund                   Cash Reserves

================================================================================
LIFESPAN

        Growth Fund                         Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

        2.Effective 4/1/96, the Fund is closed to new investors.

        3. Available only to investors in certain states.

        4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

        (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

23  Oppenheimer Global Growth & Income Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0215.001.0996       November 30, 1996

[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.


[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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